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       As filed with the Securities Exchange Commission on March 28, 1996
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 1996



                          DUKE REALTY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


           Indiana                   1-9044                 35-1740409
  (State or jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)     File Number)          Identification No.)


        8888 KEYSTONE CROSSING, SUITE 1200
               INDIANAPOLIS, INDIANA                      46240
     (Address of principal executive offices)          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317)574-3531


                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Exhibit
-------   -------

     1 Terms Agreement dated March 25, 1995, which is being filed pursuant to Regulation S-K,Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registrant's registration statement on Form S-3, file no. 33-54997,under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

     8 Tax opinion of Bose McKinney & Evans, including consent, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DUKE REALTY INVESTMENTS, INC.



Date:     March 27, 1996                       By:  /s/ Dennis D. Oklak
                                                   -----------------------------
                                                   Dennis D. Oklak
                                                   Vice President


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